SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the  registrant  [X]
Filed by a party other than the  registrant [_]
Check the  appropriate  box:

[_]  Preliminary  proxy  statement     [_] Confidential,  for Use of the
                                           Commission Only
[X]  Definitive  proxy statement           (as permitted by Rule 14a-6(e)(2))

[_]  Definitive additional materials

[_]  Soliciting  material  pursuant to Rule 14a-11(c) or Rule 14a-12

                            TRANS ADVISER FUNDS, INC.
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Joanne Doldo
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       [X]   No fee required.
       [_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

       (1)   Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total fee paid:

       [_]   Fee paid previously with preliminary materials.

       [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)   Amount previously paid:

       (2)   Form, schedule or registration statement no.:

       (3)   Filing party:

       (4)   Date filed:

                            TRANS ADVISER FUNDS, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                                         July 11, 1997


Dear Shareholder:

You are invited to attend a Special Meeting of Shareholders of Trans Adviser Funds, Inc. ("Trans Adviser Funds") to be held at the offices of Trans Financial, Inc., 814 Church Street, Nashville, Tennessee 37203, at [2 p.m.](Central time) on August 14, 1997.

At this meeting, you are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of the assets of your fund and the four other portfolios of Trans Adviser Funds (each, a "Fund," collectively, the "Funds") to corresponding series of the Countrywide Group of Mutual Funds (each, a "Countrywide Fund").

Prior to taking this action, the Board has been advised by your Fund's primary sponsor, Trans Financial Bank, N.A. ("Trans Financial Bank"), that its parent company, Trans Financial, Inc. had concluded that its revised business plan was no longer consistent with its role as adviser to the Funds. However, Trans
Financial Bank has clearly expressed its strong desire that continuity of management and investment style, potential to build the asset base, and consistency of service to all shareholders be maintained.

In seeking alternative arrangements for the advisory role, Trans Financial Bank recommends the Countrywide Group of Mutual Funds (the "Countrywide Group") for its endorsement. If the reorganization is approved by shareholders of the Funds, Countrywide Investments, Inc. ("Countrywide") will manage the portfolios of the Intermediate Bond, Kentucky Tax-Free and Money Market Funds, as well as oversee the investment role of Mastrapasqua & Associates, Inc. ("Mastrapasgrea & Associates") who will remain as the sub-adviser managing the Growth/Value and Aggressive Growth Funds.

The possibility of a transaction to reorganize your Fund into a Countrywide Fund was first presented to the Trans Adviser Funds' Board of Directors on April 10, 1997. After reviewing alternative courses of action, the Directors recommended that your Fund's assets be exchanged into a corresponding Countrywide Fund and once there continue to be managed with the same investment style. The Growth/Value and Aggressive, Growth Funds will continue to be managed by Mastrapasqua & Associates.

The  Countrywide  Group,  headquartered  in  Cincinnati,  presently  has a fixed income-oriented family of funds with assets in excess of $1 billion. Countrywide's parent company is headquartered in Pasadena, California and is a nationally prominent originator and servicer of residential mortgages, as well as a provider of various other financial products and services. Mastrapasqua & Associates will continue to be headquartered in Nashville, and Trans Financial, through its Trust Department, will continue to actively support Countrywide's sponsorship and advisory role.

Because this transaction affects each Fund and because much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient and cost-effective to prepare a single, "combined" Proxy Statement for use by shareholders of all of the Funds.

As part of the transaction, each shareholder of your Fund will receive new shares of the corresponding Countrywide Fund which have the same aggregate value as the shares you own in your Fund immediately prior to the reorganization. Details of the proposed reorganization, which is intended to be tax-free, are described in the Proxy Statement. Please give this your prompt attention.

Trans Adviser Funds' Board of Directors approved the Plan on May 31, 1997 and recommend that shareholders of your Fund approve the transfer to the corresponding Countrywide Fund. If, for any reason, the proposed reorganization is not consummated, the Board of Directors of Trans Adviser Funds, Inc. will have to consider other alternatives to meet the challenge of the withdrawal of Trans Financial Bank's role as adviser. In the event the Reorganization is not approved by shareholders of a Fund, the Board of Directors of Trans Advisor Funds will consider what other course of action, if any, should be taken with respect to such Fund, which could include the adoption of a plan to liquidate such Fund. No assurances can be given as to what other alternatives may be available other than the fact that no alternative course of action is now known that could be more favorable to the shareholders than the Plan.

        WE ASK YOU TO TAKE THE TIME TO CONSIDER THIS IMPORTANT MATTER AND VOTE NOW. IN ORDER TO MAKE SURE THAT YOUR VOTE IS REPRESENTED, PLEASE INDICATE YOUR VOTE ON THE ENCLOSED
        CARD AND DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE.

Your prompt response will ensure that your shares are counted at the meeting. Every vote counts! If you later find that you are able to attend the meeting in person, you may revoke your proxy at the meeting and vote in person.

We all appreciate your past support of the Trans Adviser Funds. The Board, Trans Financial Bank and Mastrapasqua & Associates all believe that this transaction serves your interests well and will maintain the same investment strategies, has greater potential to build the asset base, and will deliver the same, and in some cases, more convenient administrative services in the future. We look forward to the next exciting chapter in the development of the Trans Adviser Funds.


                                                              Sincerely,



                                                              Thomas A. Trantum
                                                              President

                           TRANS ADVISER FUNDS, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 14, 1997

A special meeting of the shareholders of the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund and the Money Market Fund (each, a "Fund" and, collectively, the "Funds"), series of Trans Adviser Funds, Inc. ("Trans Adviser Funds") will be held at 2 p.m. (Central time) at the offices of Trans Financial, Inc., 814 Church Street, Nashville, Tennessee 37203 on August 14, 1997, for the purpose indicated below:


          1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") to reorganize each Fund into a separate newly-created series of an investment company in the Countrywide Group of Mutual Funds (the "New Series"). A vote for approval of this proposal will authorize your Fund, as the sole shareholder of the corresponding New Series prior to the reorganization to approve (a) the proposed Investment Advisory Agreement for the New Series, (b) the proposed Distribution Plan for the shares of the New Series and (c) with respect to the Growth/Value and Aggressive Growth Funds, the proposed Sub-Advisory Agreement for the New Series.

               In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

               Shareholders of record as of the close of business on July 3, 1997 are entitled to receive notice of, and to vote at, the meeting and any and all adjournments thereof. Your attention is called to the accompanying Proxy Statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              MAX BERUEFFY
                                              SECRETARY
July 11, 1997

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            TRANS ADVISER FUNDS, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                 PROXY STATEMENT


The enclosed proxy is solicited by the Board of Directors of TRANS ADVISER FUNDS, INC. ( "Trans Adviser Funds") on behalf of the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund and the Money Market Fund (each, a "Fund" and, collectively, the "Funds"). Trans Adviser Funds is a registered open-end investment company having its executive offices at Two Portland Square, Portland, Maine 04101. The proxy is revocable at any time before it is voted by sending written notice of the revocation to Trans Adviser Funds or by appearing personally at the August 14, 1997 special meeting of shareholders (the "Meeting").

         A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling the Fund's Transfer Agent, Forum Financial Corp., Two Portland Square, Portland, Maine 04112, at (207) 879-0001.

         This combined Proxy Statement and notice of meeting and proxy card are first being mailed to shareholders on or about July 11, 1997.


                                  INTRODUCTION

         The Meeting is being called to approve or disapprove the reorganization of each Fund into a corresponding new series (each, a "New Series") of an investment company in the Countrywide Group of Mutual Funds (the "Proposal") and to transact such other business as may properly come before the Meeting or any adjournment thereof.


DESCRIPTION OF VOTING

         Approval of the Proposal requires the vote of a majority of the outstanding shares of common stock of a Fund.

         Shareholders of record at the close of business on July 3, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Meeting, including any adjournment thereof. As of the Record Date, the Funds had the number of shares of common stock ("Shares") outstanding set forth below, each Share being entitled to one vote:

                                                  Total Shares
                  Fund                            Outstanding
                  ----                            -----------

         Growth/Value Fund                       1,653,077.565
         Aggressive Growth Fund                    844,849.016
         Intermediate Bond Fund                  1,614,300.039
         Kentucky Tax-Free Fund                    914,068.380
         Money Market Fund                     107,857,769.640

         Each shareholder will be entitled to one vote for each Share and a fractional vote for each fractional Share held. Shareholders holding one-third of the outstanding Shares of a Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business with respect to the Fund at the Meeting.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940 (the " 1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes against the proposal.

         Any proxy which is properly executed and returned in time to be voted at the Meeting will be counted in determining whether a quorum is present with respect to a Fund and will be voted as marked. In the absence of any instructions, such proxy will be voted to approve the Proposal. If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares of a Fund represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval. If a shareholder abstains from voting as to any matter, then the Shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later dated proxy to the address set forth on the cover page of this Proxy Statement, or by attending and voting at the Meeting.

         The cost of preparing and mailing proxy materials will be borne by Countrywide Investments, Inc. ("Countrywide Investments"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of Trans Adviser Funds, Countrywide Investments or the Funds' investment adviser.

         If the Proposal is approved, it is anticipated that it will become effective as soon as practical thereafter, and in any event by August 28, 1997.


                             MATTERS TO BE ACTED ON


                                   PROPOSAL 1
                  APPROVAL OR DISAPPROVAL OF THE REORGANIZATION

         The Board of Directors of Trans Adviser Funds has approved an Agreement and Plan of Reorganization (the "Plan") which provides for the reorganization (the "Reorganization") of the Growth/Value Fund into the Growth/Value Fund Series (the "Growth/Value Series") of Countrywide Strategic Trust, the Aggressive Growth Fund into the Aggressive Growth Fund Series (the "Aggressive Growth Series") of Countrywide Strategic Trust, the Intermediate Bond Fund into the Intermediate Bond Fund Series (the "Intermediate Bond Series") of Countrywide Investment Trust, the Kentucky Tax-Free Fund into the Kentucky Tax-Free Fund Series (the "Kentucky Tax-Free Series") of Countrywide Tax-Free Trust and the Money Market Fund into the Money Market Fund Series (the "Money Market Series") of Countrywide Investment Trust (the "New Series"). Countrywide

Strategic Trust, Countrywide Tax-Free Trust and Countrywide Investment Trust are referred to individually in this proxy statement as a "Countrywide Fund" and collectively as the "Countrywide Funds." The New Series do not currently have any assets; they are shell funds which are being registered as series of the respective Countrywide Fund for the sole purpose of receiving the assets of the corresponding Funds. Each New Series has the same investment objectives, policies and restrictions as its corresponding Fund. However, each New Series will have a different investment adviser, distributor and transfer agent from its corresponding Fund. Each New Series also differs from its corresponding Fund in that each New Series is a series of a Countrywide Fund, each of which is a Massachusetts business trust, whereas Trans Adviser Funds is a Maryland Corporation. In addition, the Countrywide Funds each have a Board of Trustees which is different from the Board of Directors of Trans Adviser Funds.

         Each New Series has been organized and registered for the purpose of continuing the investment operations of its corresponding Fund. Because of the continuation of investment operations, and to avoid the need to call another shareholders' meeting after a Reorganization, shareholders of each Fund are also being asked to authorize the Fund, as the sole shareholder of the New Series prior to the Reorganization, to approve the proposed Investment Advisory Agreement for the New Series, the proposed Distribution Plan for the New Series and, with respect to the Growth/Value and Aggressive Growth Funds, the proposed Sub-Advisory Agreement for the New Series. A vote in favor of the Reorganization is also a vote to authorize the relevant Fund to take such actions. In the event the Reorganization is not approved by shareholders of a Fund, the Board of Directors of Trans Advisor Funds will consider what other course of action, if any, should be taken with respect to such Fund, which could include the adoption of a plan to liquidate such Fund.

         NO COMMISSIONS, SALES LOADS OR OTHER SIMILAR CHARGES WILL BE INCURRED BY SHAREHOLDERS OF A FUND IN CONNECTION WITH THE REORGANIZATION.

BACKGROUND

         Trans Financial, Inc., the parent of Trans Financial Bank, N.A. ("Trans Financial"), adviser to the Funds, in the course of a review of its business, concluded that the Funds' asset growth has been more modest than initially envisioned and that the anticipated prospects for its future growth are limited should Trans Financial continue to manage the assets of the Funds. Moreover, Trans Financial, Inc. has made a decision to invest its capital resources in its core bank-related business rather than investing in the expansion of mutual fund assets managed by Trans Financial. Therefore, Trans Financial, Inc. sought alternative arrangements for the management of its mutual funds. Because managing a mutual fund's investment portfolio in an efficient and cost effective manner can be better achieved by managing assets significantly in excess of the amount of assets currently in each Fund's investment portfolio, Trans Financial is proposing that each Fund be merged into a corresponding New Series of a Countrywide Fund, which may become economically more viable because of a greater asset potential. The Reorganization would result in Countrywide Investments assuming management of the assets of the Funds. In addition, following the Reorganization, Trans Financial or its affiliates have agreed to provide certain services to shareholders of the New Series for which Trans Financial or its affiliates will receive fees paid by Countrywide Investments. Countrywide Investments may seek reimbursement of such amounts from the applicable New
Series   pursuant  to  its  plan  of   distribution   under  Rule   12b-1.   See
"Distribution."

CONSIDERATIONS OF THE BOARD OF DIRECTORS

         At the regular quarterly meeting of the Board of Directors of Trans Adviser Funds held on April 10, 1997, Trans Financial apprised the Directors of Trans Financial, Inc.'s plan to seek alternative arrangements for the management of the Funds. Trans Financial informed the Directors that it had solicited various proposals with respect to management of the Funds and recommended that the Directors approve, and recommend to the Funds' shareholders that they approve, the Reorganization in accordance with the terms of the Plan. The Board of Directors held a special meeting on May 21, 1997 at which it considered, but took no action with respect to, the Reorganization and the Plan. At another special meeting of the Board of Directors held on May 31, 1997, the Directors determined that the Reorganization would not result in dilution of the interests of, and would be in the best interest of, the shareholders of each Fund. Accordingly, the Directors unanimously approved, and resolved to recommend to the shareholders of the Funds that they approve, the Reorganization and the Plan. The Directors present at the May 31, 1997 special meeting constituted a majority of all of the Directors and a majority of those Directors who are not "interested persons" of Trans Financial or the Funds, within the meaning of the 1940 Act (the "Independent Directors").

         The Independent Directors retained special counsel, who did not represent Trans Financial or Countrywide Financial Services, Inc. ("Countrywide Financial") and/or its subsidiaries, to advise them with respect to their responsibilities under state and federal law and to assist them in evaluating the Reorganization and the Plan. In addition to their attendance at the Board of Directors' meetings held on April 10, May 21 and May 31, the Independent Directors met separately with their counsel on April 30, May 14, May 19, and May 29, 1997 to consider the Reorganization. In conducting their evaluation, the Independent Directors reviewed and discussed various materials provided by Trans Financial and Countrywide Financial at the request of the Independent Directors.

         Included among these materials were: (i) data concerning historical performance of the existing series of the Countrywide Funds; (ii) comparative information with respect to expenses of the New Series, presented on a pro forma basis, and other mutual funds with similar investment objectives to those of the Funds; (iii) competitive proposals obtained by Trans Financial with respect to management of the Funds and an analysis of the factors considered by Trans Financial in reaching its decision to recommend the Reorganization to the Board of Directors; (iv) biographical information concerning directors and officers of Countrywide Financial and Countrywide Investments, the Trustees of the Countrywide Funds, and the portfolio managers for the New Series; (v) forms of proposed investment advisory agreements, distribution plans, and related agreements to be adopted by the New Series and a comparison of such agreements and plans with those currently in effect for the Funds; (vi) information concerning marketing capabilities of Countrywide Financial; (vii) a description of the compliance and supervisory procedures used by Countrywide Investments;
(viii) the Code of Ethics adopted by the Countrywide Funds; (ix) a description of Countrywide Financial's brokerage allocation and soft dollar practices; (x) financial statements of Countrywide Investments; and (xi) information concerning the personnel and operations of Countrywide Financial and its subsidiaries.

         The Directors considered various factors in reaching their decision to approve, and to recommend to the shareholders of the Funds that they approve, the Reorganization and the Plan. Countrywide Financial's ability to promote the New Series to a large marketing base, particularly through the mortgage lending operations of its parent, Countrywide Credit Industries, Inc., is expected to enhance the asset growth potential of the Funds. The Directors anticipate that such growth will result in economies of scale that will benefit the shareholders in the form of lower expense ratios.

         The Directors also considered that the Reorganization will be accomplished by transferring the assets of each Fund to a corresponding New Series having the same investment policies and objectives as those of such Fund. The Directors further considered that Countrywide Investments will retain Mastrapasqua & Associates, Inc. to provide sub-advisory services to the Growth/Value and Aggressive Growth Series, thereby affording shareholders continuity of management with respect to such portfolios.

         The Directors considered that there will be no sales charge imposed in effecting the Reorganization. In addition, by keeping the Funds together within the same family of funds, shareholders will benefit from the ability to make exchanges among the Funds without incurring sales charges. Also considered was the fact that the Reorganization is intended to qualify as a tax-free exchange.

         The Directors compared the actual expense structures of the Funds for the most recent fiscal year to pro forma expense structures, calculated as if agreements pursuant to the Reorganization had been in effect for the same period. Actual total expense ratios were 1.95% for each of the Growth/Value and Aggressive Growth Funds, .68% for the Intermediate Bond Fund, .82% for the Kentucky Tax-Free Fund, and .65% for the Money Market Fund. Had agreements pursuant to the Reorganization been in effect, total expense ratios would have been 1.66% for the Growth/Value fund, 1.95% for the Aggressive Growth Fund, .95% for the Intermediate Bond Fund, .82% for the Kentucky Tax-Free Fund, and .80% for the Money Market Fund. The Directors noted that actual expense ratios were equal to pro forma expense ratios for the Aggressive Growth and Kentucky Tax-Free Funds, actual expense ratios were greater than pro forma expense ratios for the Growth/Value Fund, and actual expense ratios were lower than pro forma expense ratios for the Intermediate Bond and Money Market Funds.

         The Directors further considered the effect on the expense structures of voluntary fee waivers. Absent Trans Financial's voluntary waiver of certain fees and expenses and reimbursement of certain expenses, total expense ratios for the most recent fiscal year would have been 2.83% for the Growth/Value Fund, 5.05% for the Aggressive Growth Fund, 2.04% for the Intermediate Bond Fund, 1.65% for the Kentucky Tax-Free Fund, and .99% for the Money Market Fund. Assuming that (i) agreements pursuant to the Reorganization had been in effect for the most recent fiscal year, (ii) there had been no waiver of fees and expenses, and (iii) the maximum amount of 12b-1 fees had been paid by the Funds pursuant to a distribution plan (i.e., .35% of average net assets with respect to the Intermediate Bond and Money Market Funds and .25% with respect to each other Fund), expense ratios calculated on a pro forma basis would have been 1.66% for the Growth/Value Fund, 2.11% for the Aggressive Growth Fund, 1.55% for the Intermediate Bond Fund, 1.52% for the Kentucky Tax-Free Fund, and .98% for the Money Market Fund. The Directors noted that, when fee waivers are eliminated, each Fund's pro forma expense ratio is lower under the Reorganization than under the current structure.

         The Directors reviewed the investment advisory fees currently charged by Trans Financial and the fees that Countrywide Investments will charge following the Reorganization. The Directors considered that Countrywide Investments' fees are structured on a tiered basis, i.e., that as a New Series' asset size increases, the percentage of assets paid as advisory fees will decrease at specified breakpoints. The Directors noted that the highest percentage fee in Countrywide Investments' tiered structure is greater than the flat percentage rate fee charged by Trans Financial with respect to the Money Market, the Intermediate Bond, and the Kentucky Tax-Free Funds. However, the Directors considered that as a Fund's asset size increases, except for the Money Market Fund, each Fund potentially will pay lower investment advisory fees under Countrywide Investments' fee structure than under Trans Financial's fee arrangement. The Directors also considered that certain shareholder servicing fees that are currently paid directly by the Funds will be paid by Countrywide Investments from its advisory fees.

         Another factor considered by the Directors was Countrywide Investments' undertaking to waive fees and/or reimburse expenses so that the New Series' annual expense ratios for a period of two years following the Reorganization will not exceed 1.95% for the Growth/Value and Aggressive Growth Series, .95% for the Intermediate Bond Series, .82% for the Kentucky Tax-Free Series, and
 .80% for the Money Market Series. Trans Financial has not been contractually obligated to waive fees or reimburse expenses and if it chose not to do so, the impact on expense ratios would adversely affect the shareholders.

         Among the other factors considered by the Directors were that: (i) Countrywide Investments agreed to pay expenses associated with the Reorganization; and (ii) Trans Financial will continue to provide certain services to shareholders following completion of the Reorganization, thus assuring continuity for the shareholders in their dealings with the Funds.

DESCRIPTION OF THE NEW SERIES

         The New Series are series of the Countrywide Funds, investment companies that are managed and distributed by Countrywide Investments. Each of the Countrywide Funds is a Massachusetts business trust. Countrywide Strategic Trust was organized on November 18, 1982 and currently offers four series of shares. Countrywide Investment Trust was organized on December 7, 1980 and currently offers five series of shares. Countrywide Tax-Free Trust was organized on April 13, 1981 and currently offers six series of shares.

         Each share of a series of a Countrywide Fund represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of the income belonging to the series as are declared by the Board of Trustees (the "Trustees"). The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of a Countrywide Fund not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by a Countrywide Fund without his express consent. The Trustees may classify and reclassify the shares of a series into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Countrywide Fund as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Countrywide Funds are not aware of an instance where such result has occurred. In addition, the Trust Agreement of each Countrywide Fund disclaims shareholder liability for acts or obligations of the Countrywide Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Countrywide Fund or the Trustees. Each Trust Agreement also provides for the indemnification out of the Countrywide Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Countrywide Fund. Moreover, it provides that the Countrywide Fund will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Countrywide Fund and satisfy any judgment thereon. As a result, and particularly because the Countrywide Fund assets are readily marketable and ordinarily substantially exceed liabilities, management of the Countrywide Funds believes that the risk of shareholder liability is slight and limited to circumstances in which the Countrywide Fund itself would be unable to meet its obligations. Management of the Countrywide Funds believes that, in view of the above, the risk of personal liability is remote.

SHAREHOLDERS' RIGHTS

         The operations of the Funds are governed by Trans Adviser Funds' Articles of Amendment and Restatement ("Articles"), By-Laws and applicable Maryland law. The operations of each Countrywide Fund are governed by its respective Declaration of Trust, By-laws and applicable Massachusetts law.

         Trans Adviser Funds' Articles provide for the issuance of two billion shares of common stock, $.001 par value. In comparison, each Countrywide Fund's Declaration of Trust provides for the issuance of an unlimited number of shares of beneficial interest, no par value. The Articles and the Declaration of Trust each provide for the creation of additional series and classes.

         Shares of the Funds have no subscription, preemptive, conversion or exchange rights. Shares of the Countrywide Funds have no preemptive or conversion rights. With respect to all shares, voting rights are not cumulative.

         Neither the Funds nor the Countrywide Funds intend to hold annual meetings of shareholders. Such meetings may be called, however, at the discretion of their respective boards, and if requested to do so by the holders of at least 10% of the outstanding shares of a fund, a special meeting of shareholders will be called for the purpose of voting upon the removal of a director or trustee.

INVESTMENT ADVISERS

         Currently, Trans Financial provides the overall management necessary for the Funds' operations and oversees the investment of their assets pursuant to an Advisory Agreement. Trans Financial is a subsidiary of Trans Financial, Inc. which is a full service financial services provider with approximately $625 million in assets under management as of July 7, 1997.

         In managing the Funds and overseeing the investment of their assets, Trans Financial is subject at all times to the supervision of Trans Adviser Funds' Board of Directors. Trans Financial also furnishes or procures on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. In addition to the foregoing, Trans Financial selects, monitors and evaluates each Fund's sub-adviser. Trans Financial, through its Fixed-Income Investment Management Group, has primary responsibility for managing the Intermediate Bond Fund, the Kentucky Tax-Free Fund and the Money Market Fund.

         Under the terms of the Advisory Agreement, each Fund pays all of its expenses, including, but not limited to, the costs incurred in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions, printing and mailing prospectuses and statements of additional information to shareholders, transfer taxes on the sales of portfolio securities, brokerage commissions, custodial and transfer charges, legal and auditing expenses, certain insurance premiums, out of pocket expenses of the custodian, transfer agent and fund accountants, preparation of shareholder reports, directors' fees and expenses of director and shareholder meetings.

         For the services it provides under the terms of the Advisory Agreement, Trans Financial receives a monthly fee of .20% per annum of the Money Market Fund's average daily net assets, 1.00% per annum of each of the Growth/Value and Aggressive Growth Funds' average daily net assets and .40% per annum of each of the Intermediate Bond and Kentucky Tax-Free Funds' average daily net assets. Trans Financial may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of a Fund.

         Trans Financial has retained Mastrapasqua & Associates, Inc., 814 Church Street, Nashville, Tennessee 37203 ("M&A") to provide sub-advisory services pursuant to a Sub-Advisory Agreement. M&A is a registered investment adviser formed in March 1993. Its core business is portfolio management for institutions, individuals and business owners, including Trans Financial. M&A currently manages over $400 million in assets. M&A shares primary responsibility for managing the Growth/Value and the Aggressive Growth Funds with Trans Financial and provides Trans Financial with economic forecasts and strategic analysis for the Intermediate Bond, the Kentucky Tax-Free and the Money Market Funds. For its services, M&A is paid fees by Trans Financial, calculated daily and paid monthly, at an annual rate of .50% on the first $100 million of the Growth/Value and Aggressive Growth Funds' combined average daily net assets plus
 .25% of such Funds' combined average daily net assets in excess of $100 million and .03% of the Kentucky Tax-Free, the Intermediate Bond and the Money Market Funds' average daily net assets. For the fiscal year ended August 31, 1996, Trans Financial paid M&A sub-advisory fees of $40,980, $15,589, $2,886, $4,729 and $14,957, respectively, for the Growth/Value Fund, the Aggressive Growth
Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund and the Money Market Fund, respectively.

         If the Reorganization is approved, Countrywide Investments, 312 Walnut Street, Cincinnati, Ohio 45202 will manage the investments and business affairs of each New Series. Countrywide Investments, which was organized in 1974, is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending and mortgage servicing. Under new investment advisory agreements, the Growth/Value and the Aggressive Growth Series will each pay Countrywide Investments a fee, computed and accrued daily and paid monthly, of 1.00% of each series' average daily net assets up to $50 million, .90% of such assets from $50 million to $100 million, .80% of such assets from $100 million to $200 million and .75% of such assets in excess of $200 million. With respect to the currently existing series of Countrywide Strategic Trust, Countrywide Investments is paid a fee of .75% of each series' average daily net assets up to $200 million, .70% of such assets from $200 million to $500 million and .50% of such assets in excess of $500 million. The Kentucky Tax-Free Series will pay Countrywide Investments a fee of .50% of its average daily net assets up to $100 million, .45% of such assets from $200 million to $300 million and
 .375% of such assets in excess of $300 million. The Intermediate Bond and Money Market Series will each pay Countrywide Investments a fee of .50% of its average daily net assets up to $50 million, .45% of such assets from $100 million to $200 million, .40% of such assets from $50 million to $150 million, .40% of such assets from $150 million to $250 million and .375% of such assets in excess of $250 million. The total fees paid by a series during the first and second halves of each fiscal year of a Countrywide Fund may not exceed the semiannual total of
the  daily  fee  accruals  requested  by  Countrywide   Investments  during  the
applicable six month period. Other series of Countrywide Tax-Free Trust and Countrywide Investment Trust currently pay fees identical to those set forth with respect to the New Series. If the Reorganization is approved, M&A will enter into sub-advisory agreements with Countrywide Investments on behalf of the
Growth/Value  and  the  Aggressive   Growth  Series.   Under  each  sub-advisory
agreement, M&A will earn a fee equal to the annual rate of .60% of the average value of the daily net assets of the New Series up to and including $50 million,
 .50% of the next $50 million of such assets, .40% of the next $100 million of such assets, and .35% of such assets in excess of $200 million.

         The table below sets forth the advisory fees earned by Trans Financial and the amount of fees voluntarily waived during the fiscal year ended August 31, 1996, and the fees that would have been earned had the proposed new advisory agreement been in place ("pro forma fees"):


                                    Actual Fees

Fund                       Fees Earned      Amount Waived      Pro Forma Fees      % Change

Aggressive Growth Fund         $31,177            $31,177             $31,177           0

Growth/Value Fund               81,961             34,323              81,961           0

Intermediate Bond Fund          38,478             38,478              43,288          25

Kentucky Tax-Free Growth Fund   63,051             63,051              78,814          25

Money Market Fund               99,711             93,026             249,277         250

*Pro Forma Fees do not reflect waivers. See "Comparison of Fees & Expenses" below, for a discussion of waivers.

         Each New Series is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of its shares (see "Distribution"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the New Series, fees and expenses of members of the Board of Trustees who are not interested persons of the respective Countrywide Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the New Series may be a party and indemnification of the respective

Countrywide Fund's officers and Trustees with respect thereto. In addition, under the Plan, each Countrywide Fund has agreed to, under certain conditions described in the Plan, indemnify and advance expenses to each person who at the time of execution of the Plan serves as a Director, advisory Director or officer of Trans Adviser Funds.

         Each new investment advisory agreement will remain in effect until February 28, 1999 and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Trustees of the applicable Countrywide Fund or by the shareholders, and in either case by a majority of the Trustees of the applicable Countrywide Fund who are not parties to an agreement or interested persons of any such party, at a meeting called for the purpose of voting on an agreement.

         Countrywide Investments is a wholly-owned subsidiary of Countrywide Financial, which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc. The directors of Countrywide Investments and Countrywide Financial are:
Angelo R. Mozilo, Andrew S. Bielanski, Thomas H. Boone, Marshall M. Gates, Robert H. Leshner and David Sambol. The address of each director, except for Robert H. Leshner, is 4500 Park Granada, Calabasas, California 91302. The executive officers of Countrywide Financial are: Angelo R. Mozilo, Chairman, Robert H. Leshner, President and Chief Executive Officer, Robert G. Dorsey, Vice President - Finance and Treasurer, Maryellen Peretzky, Vice President-Administration, Human Resources and Operations and John F. Splain, Secretary and General Counsel. The executive officers of Countrywide Investments are: Angelo R. Mozilo, Chairman, Robert H. Leshner, President and Chief Executive Officer, John J. Goetz, Vice President and Chief Investment Officer, Maryellen Peretzky, Vice President-Administration, Human Resources and Operations, Robert G. Dorsey, Treasurer, John F. Splain, Secretary and General Counsel, Susan Flischel, Vice President-Investments, and Sharon Karp, Vice
President-Marketing. The address of Countrywide Investments and of each principal executive officer, except for Angelo R. Mozilo, is 312 Walnut Street, Cincinnati, Ohio 45202.

         SHAREHOLDER SERVICING PLAN. Currently, Forum Financial Services, Inc. ("Forum") acts as distributor of each Fund's shares. Each Fund has adopted a shareholder servicing plan under which shareholder services are provided to it pursuant to agreements between Forum and various shareholder servicing agents. The annual limitation for payments under the plan is .25% of a Fund's average daily net assets.

         DISTRIBUTION. If the Reorganization is approved by shareholders, Countrywide Investments will be principal underwriter of each New Series' shares and, as such, will be the exclusive agent for distribution of each New Series' shares. Pursuant to Rule 12b-1 under the 1940 Act, each New Series will adopt a plan of distribution under which the New Series may directly incur or reimburse Countrywide Investments for certain distribution related expenses, including, but not limited to, payments to securities dealers and others who are engaged in the sale of the New Series' shares and who may be advising investors regarding the purchase, sale or retention of New Series shares. The annual limitation for payment of expenses is .25% (.35% with respect to the Money Market Series and the Intermediate Bond Series) of the New Series' average daily net assets. Each plan of distribution permits the New Series to reimburse Countrywide Investments for payments made to Trans Financial for support services to its clients who may from time to time beneficially own shares of a New Series.

         Trans  Financial  has agreed to provide  support  services  to each New
Series and its shareholders, which services may include, without limitation: answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a New Series may be effected and certain other matters pertaining to the New Series; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting in processing purchase and redemption transactions; (v) arranging for the wiring of monies; (vi) transmitting and receiving monies in connection with customer orders to purchase or redeem shares; (vii) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (viii) furnishing (either separately or on an integrated basis with other reports sent to a shareholder servicing agent) monthly and year-end statements and confirmations from the New Series to its shareholders; (ix) transmitting, on behalf of the New Series, proxy statements, annual reports, updating prospectuses and other communications from the New Series to its shareholders; and (x) providing such other related services as the New Series or a shareholder may request.

         Countrywide Investments will compensate Trans Financial with a quarterly fee based upon the average daily value of the shareholder accounts for which Trans Financial provides the foregoing services. With respect to each New Series, the fee is calculated at the annual rate of .30% of the first $100 million of the value of such accounts, .35% of the next $100 million, and .40% of the value of such accounts in excess of $200 million. The servicing fee will be paid indefinitely, i.e., for as long as the accounts for which Trans Financial provides services are maintained. Although Countrywide Investments will make these payments to Trans Financial, it may seek reimbursement of such amounts from the applicable New Series pursuant to its plan of distribution under Rule 12b- 1, subject to regular review and approval by the Trustees of the applicable Countrywide Fund, and provided further that (i) such reimbursements, and all other payments under a New Series' plan of distribution during any fiscal year do not exceed the maximum allowable expenditures under the plan, and
(ii) that total operating expenses of the New Series do not exceed the expense ratio guaranteed by Countrywide Investments. See "Comparison of Fees and Expenses."

         Each new distribution plan provides that it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders or by the relevant Trustees, including a majority of Trustees who are not interested persons of the Countrywide Fund and who have no direct or indirect interest in the operation of the new distribution plan or in any agreement related to the new distribution plan. Each new distribution plan further provides that it may not be amended to increase materially the costs which may be borne by the New Series for distribution pursuant to the plan without shareholder approval and that other material amendments of the new distribution plan must be approved by the Trustees in the manner described above. Each new distribution plan may be terminated at any time by a vote of the relevant Trustees or, with respect to the New Series, by the New Series' shareholders.

ADMINISTRATION

         Currently, Forum supervises the administration of all aspects of each Fund's operations. Forum receives a fee from each Fund computed daily and paid monthly at an annual rate of .15% of the average daily net assets of the Fund, subject to an annual minimum fee of $25,000.

         If the Reorganization is approved by shareholders, Countrywide Fund Services, Inc., an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., will provide administrative services to the New Series. Countrywide Investments (not the New Series) will pay Countrywide Fund Services, Inc. a fee equal to the annual rate of .10% of the average value of each New Series' daily net assets.

TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

         Currently, Forum Financial Corp. ("FFC") acts as transfer agent and dividend disbursing agent of the Funds pursuant to a transfer agency agreement. For these services, FFC receives with respect to each Fund an annual fee of $12,000 plus fees of $25 per account. FFC is reimbursed for its out-of-pocket expenses incurred in providing transfer agency services. FFC also performs portfolio accounting services for each Fund pursuant to a Fund Accounting
Agreement with Trans Adviser Funds. Under its Agreement, FFC prepares and maintains books and records of each Fund on behalf of Trans Adviser Funds as required under the 1940 Act, calculates the net asset value per share of each Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For these services, FFC receives from Trans Adviser Funds with respect to each Fund a fee of $36,000 per year plus surcharges of $6,000 to $24,000 for specified asset levels. FFC is paid additional surcharges of $12,000 per year for tax-free money market funds and for each of the following: a portfolio with more than a specified number of securities positions and/or international positions; investments in derivative instruments; percentages of assets invested in asset backed securities; and a monthly portfolio turnover rate of 10% or greater.

         If the Reorganization is approved by shareholders, Countrywide Fund Services, Inc. will serve as transfer agent, dividend paying agent and shareholder service agent to each New Series under agreements which will remain in effect until February 28, 1999 and will continue in effect thereafter only if their continuance is specifically approved at least annually by the respective Trustees. For these services, Countrywide Fund Services, Inc. will receive a monthly fee at the annual rate of $17 per account from each of the Growth/Value Series and the Aggressive Growth Series, $21 per account from the Intermediate Bond Series and the Kentucky Tax-Free Series and $25 per account from the Money

Market Series (subject to a minimum monthly fee of $1,000 with respect to each New Series). Countrywide Fund Services, Inc. is reimbursed for its out-of-pocket expenses incurred in providing transfer agency services. Countrywide Fund Services, Inc. will also provide accounting and pricing services to the New Series, for which it will receive a monthly fee from each New Series for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.


COMPARISON OF FEES AND EXPENSES

         If the Reorganization is approved by shareholders, Countrywide Investments has voluntarily undertaken to waive fees and/or reimburse expenses so that the New Series' expense ratios will not exceed 1.95% for each of the Growth/Value and Aggressive Growth Series; .95% for the Intermediate Bond Series; .82% for the Kentucky Tax- Free Series; and .80% for the Money Market Series for a period of two years following the Reorganization.

         The following tables summarize and compare the fees and expenses of the Funds and the New Series. These tables are intended to assist shareholders in comparing the various costs and expenses that shareholders indirectly bear with respect to an investment in a Fund and those that they can expect to bear indirectly as shareholders of the corresponding New Series. Fees and expenses are reflected as of each Fund's most current fiscal year end. Actual expenses may be more or less than those set forth below. In addition, the "Example" set forth below should not be considered a representation of future expenses, which will vary depending upon actual investment returns and expenses.


                                                 Growth/      Growth/      Aggressive    Aggressive  Intermediate  Intermediate
                                                  Value        Value         Growth        Growth        Bond          Bond
                                                  Fund         Series         Fund         Series        Fund         Series
                                                  ----         ------         ----         ------        ----         ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Commission Imposed
         on Purchases (as a percentage of
         offering price)                          4.50%       4.00%           4.50%         4.00%        4.50%         2.00%
Maximum Sales Commission Imposed on
         Reinvested Dividends (as a
         percentage of offering price)            NONE        NONE            NONE          NONE         NONE          NONE
Maximum Contingent Deferred Sales
         Commission (as a percentage of
         original purchase price or
         redemption proceeds, as
         applicable)                              NONE        NONE(1)         NONE          NONE(1)      NONE          NONE(1)
Redemption Fees (as a percentage of
         amount redeemed, if applicable)          NONE        NONE(2)         NONE          NONE(2)      NONE          NONE(2)
Exchange Fee                                      NONE        NONE            NONE          NONE         NONE          NONE

ANNUAL FUND OPERATING EXPENSES
         (AS A PERCENTAGE OF NET ASSETS)

Advisory Fees                                     .58%(5)    1.00%            .00%(5)    1.00%           .00%(5)     .25%(3)
12b-1 Fees                                        NONE        .25%(4)         NONE        .09%(4)        NONE        .00%(4)
Shareholder Servicing Fees                        .24%(5)    NONE             .24%(5)     NONE           .25%        NONE
Other Expenses                                   1.13%(5)     .41%           1.71%(5)     .86%           .43%(5)     .70%
                                                 ----        ----            ----        ----            ----        ----
Total Fund Operating Expenses (after fee
  waiver and/or reimbursement)                   1.95%(5)    1.66%           1.95%(5)    1.95%           .68%(5)     .95%(6)



                                                 Kentucky         Kentucky             Money            Money
                                                 Tax-Free         Tax-Free            Market            Market
                                                   Fund            Series              Fund             Series
                                                   ----            ------              ----             ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Commission Imposed
   on Purchases (as a percentage of
   offering price)                                 4.50%            4.00%              NONE              NONE
Maximum Sales Commission Imposed
   on Reinvested Dividends (as a
   percentage of offering price)                   NONE             NONE               NONE              NONE
Maximum Contingent Deferred Sales
   Commission (as a percentage of
   original purchase price or
   redemption proceeds, as applicable)             NONE             NONE(1)            NONE              NONE
Redemption Fees (as a percentage of
   amount redeemed, if applicable)                 NONE             NONE(2)            NONE              NONE(2)
Exchange Fee                                       NONE             NONE               NONE              NONE
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF NET ASSETS)
Advisory Fees                                       .00%(5)          .05%(3)           .01%(5)           .48%
12b-1 Fees                                         NONE              .00%(4)           NONE              .17%(4)
Shareholder Servicing Fees                          .18%(5)          NONE              .25%              NONE
Other Expenses                                      .64%(5)          .77%              .39%(5)           .15%
                                                   ----              ----              ----              ----
Total Fund Operating Expenses (after fee
  waiver and/or reimbursement)                      .82%(4)          .82%(6)           .65%(5)           .80%



(1) Purchase at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by Countrywide Investments to a participating unaffiliated dealer.

(2) A wire transfer fee is charged by the New Series' custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8.

(3) Absent waivers, management fees would be .50% for the Intermediate Bond and Kentucky Tax-Free Series.

(4) Shares of the New Series may incur 12b-1 fees in an amount up to .25% (.35% with respect to the Money Market Series and the Intermediate Bond Series) of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

(5) Total Fund Operating Expenses reflect the voluntary waiver of Advisory Fees, Shareholder Servicing Fees and certain other expenses and the reimbursement of certain expenses. Absent such voluntary waiver and expense reimbursement, Advisory Fees, Shareholder Servicing Fees, Other Expenses and Total Fund Operating Expenses, for each fund would be: Growth/Value
     Fund: 1.00%, .25%, 1.58% and 2.83%,  respectively;  Aggressive Growth Fund:
     1.00%, .25%, 3.80% and 5.05%, respectively; Intermediate Bond Fund: .40%, .25%, 1.39% and 2.04%, respectively; Kentucky Tax-Free Fund: .40%, .25%, 1.00% and 1.65%, respectively; and Money Market Fund: .20%, .25%, .54% and .99%, respectively.

(6) Absent waivers of management fees total operating expenses would be 1.20% for the Intermediate Bond Series and 1.27% for the Kentucky Tax-Free
     Series. Countrywide will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to .95% for the Intermediate Bond Series and .82% for the Kentucky Tax-Free Series.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) reinvestment of all dividends and distributions and (3) redemption at the end of each time period:


                                   1 Year            3 Years             5 Years           10 Years
                                   ------            -------             -------           --------
Growth/Value Fund                  $64               $103                $145              $262
Growth/Value Series                 56                 90                 127               229
Aggressive Growth Fund              64                103                 145               262
Aggressive Growth Series            59                 99                 141               258
Intermediate Bond Fund              52                 66                  81               126
Intermediate Bond Series            20                 40                  62               125
Kentucky Tax-Free Fund              53                 70                  88               142
Kentucky Tax-Free Series            48                 65                  84               137
Money Market Fund                    7                 21                  36                81
Money Market Series                  8                 26                  44                99


         The purpose of the table above is to assist you in understanding the various costs and expenses a shareholder of a Fund will bear directly or indirectly. The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Countrywide Funds and the placing of the Countrywide Funds' securities transactions and negotiation of commission rates where applicable are made by Countrywide Investments and are subject to review by the Trustees. In the purchase and sale of portfolio securities, Countrywide Investments seeks best execution for the Countrywide Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Countrywide Investments generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Countrywide Investments is specifically authorized to select brokers who also provide brokerage and research services to the Countrywide Funds and/or other accounts over which Countrywide Investments exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if it is determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Countrywide

Investments' overall responsibilities with respect to the Countrywide Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Countrywide Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Countrywide Funds and Countrywide Investments, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Countrywide Funds effect securities transactions may be used by Countrywide
Investments in servicing all of its accounts and not all such services may be used in connection with the Countrywide Funds.

         The Countrywide Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, Countrywide Investments and other affiliates of the Countrywide Funds or Countrywide Investments may effect securities transactions which are executed on a national securities exchange or effect transactions in the over-the-counter market conducted on an agency basis. No New Series will effect any brokerage transactions in its portfolio securities with Countrywide Investments if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Countrywide Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither Countrywide Investments nor affiliates of the Countrywide Funds or Countrywide Investments will receive reciprocal brokerage business as a result of the brokerage business transacted by the Countrywide Funds with other brokers.

DESCRIPTION OF TRUSTEES OF THE COUNTRYWIDE FUNDS

         Each Countrywide Fund has a common Board of Trustees comprised of the individuals listed below. These individuals are different from the current Directors of Trans Adviser Funds. The operations of each New Series will continue to be subject to the same investment objectives, restrictions and policies of its corresponding Fund and the New Series will continue to be managed in conformity with such investment objectives, restrictions and policies by the new investment adviser (current sub-advisor with respect to the Growth/Value and Aggressive Growth Funds), subject to the general oversight of the Countrywide Funds, Boards of Trustees.

                                    Principal Occupation During
       Name                 Age       the Past Five Years
       ----                 ---       -------------------

Donald L. Bogdon, M.D.      66     Physician with Hematology Oncology
                                   Consultants and director of Verdugo VNA
                                   (a hospice facility).  He was formerly
                                   President of Western
                                   Hematology/Oncology (1971-1996) and
                                   Chairman of the Board of Glendale
                                   Memorial Hospital (1991-1993).

John R. Delfino             63     President of Concorde Capital Corporation
                                   (an investment firm). He was formerly a director of Cypress Financial (1984-1993) and Chairman of Rancho Santa Margarita
                                   (1989-1993), mortgage banking firms.

H. Jerome Lerner            58     Principal of HJL Enterprises and
                                   Chairman of Crane Electronics, Inc. (a
                                   manufacturer of electronic connectors).

                                    Principal Occupation During
       Name                 Age       the Past Five Years
       ----                 ---       -------------------


Robert H. Leshner*          57     President of Countrywide Investments, Inc.
                                   (the investment adviser and principal
                                   underwriter of the Countrywide Funds), Vice
                                   Chairman of Countrywide Fund Services, Inc.
                                   (a registered transfer agent) and President of Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc. and
                                   Countrywide Fund Services, Inc.)

Angelo R. Mozilo*           58     Vice Chairman of the Board and Executive
                                   Vice President of Countrywide Credit
                                   Industries, Inc. ("CCI") and Chairman of the
                                   Board of Countrywide Investments, Inc.,
                                   Countrywide Fund Services, Inc. and
                                   Countrywide Financial Services, Inc. He is also President and a director of CWM
                                   Mortgage Holdings, Inc. (a publicly-held real estate investment trust managed by
                                   CCI).

Oscar P. Robertson          57      President of Orchem Corp. (a chemical
                                    specialties distributor) and Orpack Stone
                                    Corporation (a corrugated box
                                    manufacturer).



John F. Seymour, Jr.        59      Chief Executive Officer of the Southern
                                    California Housing Development Agency
                                    and a consultant for Orange Coast Title
                                    Co. (a title insurance company).  He is
                                    also a director of Irvine Apartment
                                    Communities (a real estate investment
                                    trust) and Inco Homes (a home builder).
                                    He was formerly a Senator in the United
                                    States Congress (1991-2) and a director of the California Housing Finance Agency
                                    (1993-4).

Sebastiano Sterpa           67

                                    Chairman  of  Sterpa  Realty,  Inc.  and
                                    Chairman   and   a   director   of   the
                                    California Housing Finance Agency. He is
                                    also a director of Real Estate  Business
                                    Services   and   a   director   of   the
                                    SunAmerica Mutual Funds.


* "Interested person" of the Countrywide Funds, as defined by the 1940 Act.

THE AGREEMENT AND PLAN OF REORGANIZATION

         The Plan provides that all of the assets of a Fund will be transferred to its corresponding New Series in exchange for shares of the New Series and the assumption by the New Series of all of the liabilities of the corresponding Fund. No sales charges will be charged to effect such exchange of shares. A copy of the Plan is included as Exhibit A to this Proxy Statement.

         As a result of each Reorganization, an account will be established for each shareholder in the relevant New Series, which will be credited with full and fractional shares of the New Series equal in value to the value of the shares of the Fund held by the shareholder immediately prior to the Reorganization.

         On the effective date of the Reorganization (the "Closing Date") each of the Funds will transfer all of its assets to the corresponding New Series in exchange for the assumption by the New Series of all of the liabilities of the current Fund and the issuance of shares of beneficial interest of that New Series ("New Series Shares") to the current Fund. The New Series Shares issued with respect to a current Fund will have an aggregate net asset value equal to the aggregate net asset value of the current Fund's common stock (as determined by using the procedures set forth in the current Prospectus) on the Closing Date. Following distribution of the New Series Shares to each of the current Funds, and as soon as practicable thereafter, Trans Adviser Funds and each Fund will be liquidated and terminated. Upon completion of the Reorganization, each shareholder will be the owner of full and fractional New Series Shares equal in number, denomination and aggregate net asset value to the shareholder's current Fund Shares. New Series Shares will be represented by book entries and no share certificates will be issued.

         The Reorganization is subject to the satisfaction of a number of conditions set forth in the Plan, including approval of the Plan and the transactions contemplated by the Plan by shareholders of the Funds. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by shareholders, by the mutual written consent of the Fund and the New Series, or by either of them without liability to the other (unless the terminating party is in default or in breach of the Plan) if certain conditions exist.

         Shareholders in the Funds have no dissenters' rights or appraisal rights. All shareholders have the right at any time up to the business day preceding the Closing Date to redeem their Fund Shares at their then current net asset value.


FEDERAL INCOME TAX CONSEQUENCES

         Consummation of the Reorganization is subject to the condition that the Funds receive an opinion from Kramer, Levin, Naftalis & Frankel, counsel to the Funds, stating that for federal income tax purposes: (i) the transfer of all of the assets of a Fund to its New Series in exchange for the assumption of all the liabilities of such Fund by such New Series, the delivery to such Fund of New Series Shares, the distribution by such Fund pro rata to its shareholders of such New Series Shares and the termination of such Fund, pursuant to the Reorganization Plan, will constitute a reorganization within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; (ii) a Fund will not recognize any gain or loss as a result of the Reorganization; (iii) a New Series will not recognize any gain or loss on the receipt of the assets of a Fund in exchange for New Series Shares; (iv) the shareholders of a Fund will not recognize any gain or loss on the exchange of their shares of a Fund for New Series Shares; (v) the aggregate tax basis of the New Series Shares received by each shareholder of a Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (vi) a New Series' adjusted tax bases in the assets received from a Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of a Fund immediately prior to the Reorganization; (vii) the holding period of each former shareholder of a Fund in the New Series Shares received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (viii) the New Series' holding periods in the assets received from a Fund in the Reorganization will include the holding periods of such assets in the hands of the corresponding Fund immediately prior to the Reorganization.

         The Funds and the New Series have not sought a tax ruling from the Internal Revenue Service (the "IRS") with respect to the tax aspects of the Reorganization, but will act in reliance upon the opinion of counsel discussed in the previous paragraph. Such opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. If for any reason the Reorganization did not qualify as a tax-free Reorganization for federal income tax purposes, then the Reorganization would be treated as a taxable asset sale and purchase. In such event, a Fund would recognize gain or loss on the transaction measured by the difference between the consideration received by a Fund and the tax basis of Fund assets; the tax basis of the assets acquired by the New Series would equal the purchase price plus the amount of any liabilities transferred to the New Series; and upon distribution of the New Series Shares in dissolution of the Fund, the shareholders of the Fund would recognize gain or loss on the disposition of their Fund shares measured by the difference between the fair market value of the New Series Shares received by them and the basis of Fund shares held by them. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including state and local income tax consequences.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

         Approval of the Reorganization with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of common stock of that Fund. Approval of the Reorganization by shareholders will constitute approval of the amendment of any investment restrictions of the Funds which might be deemed to prohibit the transactions contemplated by the Reorganization. After carefully considering all the issues involved, the Board of Directors has unanimously concluded that the proposal is in the best interests of the Funds and their shareholders and that the interest of existing shareholders in the Funds will not be diluted as a result of the Reorganization. If the Reorganization is approved at the Meeting, the Closing Date is expected to be on or about August 15, 1997.

                        VOTING INFORMATION AND DISCRETION
                         OF ATTORNEYS NAMED IN THE PROXY

         While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         As of July 7, 1997, Trans Financial, Inc. was believed to possess voting power with respect to the following outstanding Shares: 1,170,960 (71%) of the Growth/Value Fund, 620,508 (73%) of the Aggressive Growth Fund, 1,566,263 (97%) of the Intermediate Bond Fund, 105,043 (11%) of the Kentucky Tax-Free Fund, and 36,012,668 (34%) of the Money Market Fund, in view of which such Shares could be deemed to be beneficially owned by Trans Financial, Inc. as of such date. However, Trans Financial, Inc. and its affiliates have advised Trans Adviser Funds that they intend to vote any Shares over which they have voting power at the Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

         As of the Record Date, to the best of the knowledge of Trans Adviser Funds, no person beneficially owned more than 5% of Shares of the Funds.


                         SUBMISSION OF PROPOSALS FOR THE
                          NEXT MEETING OF SHAREHOLDERS

         Under Trans Adviser Funds' Articles (defined above under "Shareholders Rights") and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Directors have been elected by shareholders). Therefore, Trans Adviser Funds does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to Trans Adviser Funds at Two Portland Square, Portland, Maine 04101, and must be received by Trans Adviser Funds within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

July 11, 1997

                                         BY ORDER OF THE BOARD OF DIRECTORS OF
                                         TRANS ADVISER FUNDS, INC.


                                         Max Berueffy, Secretary

                                                                      EXHIBIT A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 31st day of May, 1997, by and among Trans Adviser Funds, Inc., a Maryland corporation ("Trans Adviser"), for itself and on behalf of each of its investment portfolios set forth on Schedule A hereto (each, a "Fund"), Countrywide Investment Trust, a Massachusetts business trust, for itself and on behalf of its Intermediate Bond Fund and Money Market Fund series, Countrywide Strategic Trust, a Massachusetts business trust, for itself and on behalf of its Growth/Value Fund and Aggressive Growth Fund series, and Countrywide Tax-Free Trust, for itself and on behalf of its Kentucky Tax-Free Fund series (each, a "Successor Series") and Countrywide Fund Services, Inc. Countrywide Investment Trust, Countrywide Strategic Trust and Countrywide Tax-Free Trust are each referred to herein, as a "Countrywide Trust".

         This Agreement shall constitute a separate Agreement and Plan of Reorganization for each Fund and its corresponding Successor Series. It is expressly agreed that the respective rights and obligations of each Fund and its corresponding Successor Series, as provided for hereunder, are separate from the rights and obligations of each of the other Funds of Trans Adviser and each of the other Successor Series and any other series of a Countrywide Trust, and that neither the rights and obligations of any Fund nor of any Successor Series shall be construed to be joint rights or obligations of the other Funds of Trans Adviser or their corresponding Successor Series, respectively, notwithstanding the fact that such other Funds and Successor Series may be (i) included in Schedule A to this Agreement (and thereby subject to the terms of this form of the Agreement) or (ii) subject to another agreement and plan of reorganization containing terms and conditions which are substantially the same as the terms and conditions set forth herein.

         In consideration of the mutual promises herein contained, Trans Adviser, for itself and on behalf of each Fund, and each Countrywide Trust, for itself and on behalf of its Successor Series, hereby agree as follows:

         1.       APPROVAL BY SHAREHOLDERS.

         A special meeting of the shareholders of the Fund (the "Meeting") will be called for the purpose of considering adoption of this Agreement and considering such other business as may properly come before the Meeting. The agenda for such Meeting may include such other proposals as the Board of Directors of Trans Adviser may deem appropriate.

         2.       PLAN OF REORGANIZATION.

                  (i) Subject to the terms and conditions set forth in this Agreement, the Fund will convey, transfer and deliver to the Successor Series (as shown on Schedule A) at the closing provided for in Section 3 (hereinafter called the "Closing") all of the then-existing assets of the Fund. In consideration thereof, and subject to the terms and conditions set forth in this Agreement, at the Closing the Successor Series will (a) assume all of the obligations and liabilities attributable to the Fund, of whatever kind or nature, whether absolute, accrued, contingent or otherwise, and whether or not determinable as of the Closing, and (b) deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Series, no par value (the "Shares"), having an aggregate net asset value ("NAV") equal to the aggregate net asset value of the current Fund's common stock (as determined in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's current Prospectus) on the Closing Date (as defined in Section
3).

                  (ii)  Upon  consummation  of  the  transactions  described  in
Section 2(i) hereof, the Fund will distribute to persons who are shareholders of record of the Fund at the Closing the Shares received by the Fund pursuant to
Section 2(i), such distribution to be made pro rata to the shareholders based upon the ratio that the percentage of the outstanding shares of the Fund owned by each such shareholder at the Closing bears to the total number of Shares received by the Fund from the Successor Series. Such distribution will be accomplished by the establishment of an open account on the stock records of the Successor Series in the name of each such shareholder of the Fund and setting forth the number of Shares due such shareholder in accordance with the foregoing. Fractional Shares will be carried to the third decimal place. Certificates representing Shares will not be issued.

                  (iii) As soon as is reasonably practicable after the Closing, Trans Adviser will take all necessary steps under its Articles of Incorporation and Maryland law to effect a complete liquidation and dissolution of the Fund and of Trans Adviser.

                  (iv) The transactions contemplated in this Section 2 are referred to as the "Reorganization."

         3.       CLOSING.

         The Closing will occur prior to the commencement of business on August 18, 1997 or such other time and date as may be mutually agreed upon by the parties (the "Closing Date"). In the event that the NAV calculations of the Fund or the Successor Series are not readily determinable for purposes of the Reorganization due to market disruption, the Closing shall occur on the next successive business day.

         4.       CONDITIONS TO OBLIGATIONS OF TRANS ADVISER AND THE FUND.

         The obligations of Trans Adviser and the Fund in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                  (i) Trans  Adviser  shall have  received  the opinion of legal counsel for Countrywide Trust, dated as of the date of the Closing and addressed to Trans Adviser, to the effect that: (a) Countrywide Trust is established as a Massachusetts business trust and is validly existing under the laws of The Commonwealth of Massachusetts, (b) Countrywide Trust is an open-end investment company of the management type registered under the 1940 Act, and the Successor Series is a duly established series of Countrywide Trust, (c) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement has been duly authorized and approved by all requisite action of the Board of Trustees of Countrywide Trust and this Agreement has been duly executed and delivered by Countrywide Trust and is a valid and binding obligation of Countrywide Trust and the Successor Series, and (d) the Shares to be issued in the Reorganization will be duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable Shares of the Successor Series. In rendering such opinion, such legal counsel may rely on an opinion of Massachusetts counsel reasonably acceptable to Trans Adviser with respect to matters of Massachusetts law, and on certificates of officers or trustees of Countrywide Trust, in each case reasonably acceptable to Trans Adviser.

                  (ii) Countrywide Trust and the Successor Series shall have complied with each of their covenants contained herein and each of the representations and warranties of Countrywide Trust and the Successor Series contained herein shall be true in all material respects as of the Closing, and Countrywide Trust shall have delivered to Trans Adviser a certificate from appropriate officers of Countrywide Trust reasonably acceptable to the Fund to such effect.

          5. CONDITIONS TO OBLIGATIONS OF COUNTRYWIDE TRUST AND THE SUCCESSOR SERIES.

         The obligations of Countrywide Trust and the Successor Series in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                  (i) Countrywide Trust shall have received the opinion of legal counsel for Trans Adviser, dated as of the Closing Date and addressed to Countrywide Trust, to the effect that: (a) Trans Adviser is established as a Maryland corporation and is validly existing under the laws of the State of Maryland, (b) Trans Adviser is an open-end investment company of the management type registered under the 1940 Act, (c) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Directors of Trans Adviser and this Agreement has been duly executed and delivered by Trans Adviser and is a valid and binding obligation of Trans Adviser and the Fund, and (d) the outstanding shares of the Fund have been duly authorized. In rendering such opinion, such legal counsel may rely on an opinion of Maryland counsel reasonably acceptable to Countrywide Trust with respect to matters of Maryland law, and on certificates of officers or directors of Trans Adviser, in each case reasonably acceptable to Countrywide Trust.

                  (ii) Trans Adviser and the Fund shall have complied with each of its covenants contained herein and each of the representations and warranties of Trans Adviser shall be true in all material respects as of the Closing, and Trans Adviser shall have delivered to Countrywide Trust a certificate from appropriate officers of Trans Adviser reasonably acceptable to Countrywide Trust to such effect.

         6.       CONDITIONS TO OBLIGATIONS OF TRANS ADVISER AND COUNTRYWIDE
TRUST.

         The obligations of Trans Adviser and Countrywide Trust in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                  (i) Countrywide Trust and Trans Adviser shall have received an opinion of legal counsel to Trans Adviser, dated as of the date of the Closing, addressed to and in form and substance satisfactory to Countrywide Trust and Trans Adviser to the effect that: (a) the transfer of all of the assets of the Fund to the Successor Series in exchange for the assumption of all the liabilities of the Fund by the Successor Series, the delivery to the Fund of shares of the Successor Series, the distribution by the Fund pro rata to its shareholders of such shares of the Successor Series, and the termination of such Fund, pursuant to the Plan, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; (b) the Fund will not recognize any gain or loss as a result of the Reorganization; (c) the Successor Series will not recognize any gain or loss on the receipt of the assets of the Fund in exchange for shares of the Successor Series; (d) the shareholders of the Fund will not recognize any gain or loss on the exchange of their shares of the Fund for shares of the Successor Series; (e) the aggregate tax basis of the Successor Series received by each shareholder of the Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (f) the Successor Series' adjusted tax bases in the assets received from the Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Fund immediately prior to the Reorganization; (g) the holding period of each former shareholder of the Fund in the shares of the Successor Series received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (h) the Successor Series' holding periods in the assets received from the Fund in the Reorganization will include the holding periods of such assets in the hands of the Fund immediately prior to the Reorganization.

                  (ii) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                  (iii) The Shares shall have been duly qualified for offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

                  (iv) This Agreement and the Reorganization and, if necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the holders of the requisite number of shares of common stock of the Fund entitled to vote on the matter under Trans Adviser's Articles of Amendment and Restatement.

                  (v) As of the time of the Closing, (a) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act and (b) no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


         At any time prior to the Closing,  any of the  foregoing  conditions in
Section 4, 5 or 6 may be waived by the Fund or the Successor Series, as the case may be, if, in the judgment of such party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the Successor Series, as the case may be.

         7.       REPRESENTATIONS AND WARRANTIES.

         a. TRANS ADVISER. Trans Adviser, with respect to itself and the Fund, represents and warrants to Countrywide Trust as follows:

                  (i) Trans Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

                  (ii) Trans Adviser is a registered investment company, classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (iii) The Fund is a duly established series of Trans Adviser;

                  (iv) The Board of  Directors  of Trans  Adviser,  including  a majority of the directors who are not "interested persons" of Trans Adviser (as defined by the 1940 Act) have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Fund and that the interests of the shareholders in the Fund will not be diluted as a result of such transactions.

                  (v) Trans Adviser is not, and the execution, delivery and performance of this Agreement will not result, in material violation of Trans Adviser's Articles of Amendment and Restatement or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trans Adviser is a party or is bound;

                  (vi) Trans Adviser has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Fund prior to the Closing, except contracts entered into in the ordinary course of its business and this Agreement;

                  (vii) There is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to Trans Adviser's knowledge threatened against Trans Adviser with respect to the Fund or its properties or assets, and Trans Adviser knows of no fact which might form the basis for the institution of such proceedings, and neither Trans Adviser nor the Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their ability to consummate the transactions contemplated herein;

                  (viii) The Statement of Assets and Liabilities of the Fund at the last day of its most recently completed fiscal year, certified by KPMG Peat Marwick LLP as independent accountants (as supplemented by any unaudited semi-annual report as of the last day of its most recently completed semi-annual fiscal period, if available) has been prepared in accordance with generally accepted accounting principles consistently applied, fairly reflects the financial condition of the Fund as of such date, and there are no known contingent liabilities of the Fund as of such date which are required to be and are not disclosed therein;

                  (ix) From the date of the most recent report referred to in paragraph (viii) above, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or as a result of this transaction (for the purposes of this paragraph (ix), a decline in net assets of the Fund shall not constitute a material adverse change);

                  (x) All shares of common stock, $.001 par value, of the Fund are, and at the Closing will be, duly authorized, legally issued, fully paid and non-assessable, and the Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Fund (other than dividend reinvestment plans of the Fund or as set forth in this Agreement) nor are there outstanding any securities convertible into any shares of the Fund (except pursuant to any exchange privileges described in the current Prospectus or Registration Statement of the Fund under the Securities Act of 1933, as amended (the "1933 Act"));

                  (xi) At the Closing, the Fund will have good and marketable title to the Fund's assets to be transferred to the Successor Series and full right, power and authority to assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act except as disclosed on the date hereof;

                  (xii) Trans Adviser has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of Trans Adviser; and, subject to the approval of the shareholders of the Fund, this Agreement constitutes a valid and binding obligation of Trans Adviser and the Fund, enforceable against Trans Adviser and the Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                  (xiii) Trans Adviser has provided Countrywide Trust with the Fund's most recent Form N-1A Registration Statement under the 1933 Act, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                  (xiv) The information furnished by the Fund for use in proxy materials and other documents in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

                  (xv) The Proxy Statement to be used in connection with the transactions contemplated hereby (only insofar as it relates to Trans Adviser) on its effective date and at the Closing, will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         b. COUNTRYWIDE TRUST. Countrywide Trust, with respect to itself and the Successor Series, represents and warrants to Trans Adviser as follows:

                  (i) Countrywide Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                  (ii) Countrywide Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (iii) The Successor Series is a duly established series of Countrywide Trust;

                  (iv) Countrywide Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of Countrywide Trust's Restated Agreement and Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Countrywide Trust is a party or is bound;

                  (v) There is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to Countrywide Trust's knowledge threatened against Countrywide Trust with respect to the Successor Series or its properties or assets, and Countrywide Trust knows of no fact which might form the basis for the institution of such proceedings, and neither Countrywide Trust nor the Successor Series is a party or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their respective abilities to consummate the transactions contemplated herein;

                  (vi) At the Closing all shares of beneficial interest in the Successor Series will be duly authorized, legally issued, fully paid and non-assessable, and the Successor Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Successor Series (other than dividend reinvestment plans of the Successor Series or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Successor Series (except pursuant to exchange privileges described in the current Prospectus or Registration Statement of the Successor Series under the 1933 Act);

                  (vii) Countrywide Trust has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of Countrywide Trust; and this Agreement constitutes a valid and binding obligation of Countrywide Trust and the Successor Series, enforceable against Countrywide Trust and the Successor Series in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                  (viii) Countrywide Trust will provide to the Fund the Form N-1A Registration Statement under the 1933 Act concerning the Successor Series, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                  (ix) The information to be furnished by Countrywide Trust for use in Registration Statements, proxy materials and other documents, in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations thereunder applicable thereto; and

                  (x) The Proxy Statement to be used in connection with the transactions contemplated hereby (only insofar as it relates to the Successor Series or Countrywide Trust), on its effective date and at the Closing, will conform in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         8.       COVENANTS OF COUNTRYWIDE TRUST.

         Countrywide Trust covenants to Trans Adviser and the Fund as follows:

                  (i) Countrywide Trust will use its best efforts and take all actions as may be necessary or advisable to effectuate the Reorganization and to cause to be registered and continue the Successor Series in operation thereafter, including the obtaining of any regulatory approvals required to be obtained by it.

                  (ii) Countrywide Trust agrees, for the period beginning at the Closing and ending not less than six years thereafter, to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a director, advisory director or officer ("Indemnified Person") of Trans Adviser, against all costs and expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a director, advisory director or officer of Trans Adviser, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under the Maryland General Corporation law and other applicable law. This paragraph 8 (ii) shall not protect any such Indemnified Person against any liability to Trans Adviser, Countrywide Trust or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from Countrywide Trust for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law and other applicable law. Such Indemnified Person shall provide to Countrywide Trust a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by Countrywide Trust has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to Countrywide Trust for its undertaking; (b) Countrywide Trust is insured against losses arising by reason of the advance; or
(c) either a majority of a quorum of disinterested non-party trustees of Countrywide Trust (collectively, the "Disinterested Trustees"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to Countrywide Trust at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  Countrywide Trust agrees that in the event that it is subsequently acquired by merger, acquisition or the sale of substantially all of its assets ("Subsequent Merger"), or it reorganizes or changes its domicile ("Subsequent Redomestication"), it will provide under the terms of such
Subsequent Merger or Subsequent Redomestication that the indemnification provided for above shall continue in full force and effect. In the event that Countrywide Trust enters into negotiation for a Subsequent Merger or Subsequent Redomestication, Countrywide Trust shall promptly notify the Indemnified Person of such intended Subsequent Merger or Subsequent Redomestication.


                  (iii) For the period beginning at the Closing and ending not less than six years thereafter, Countrywide Fund Services, Inc. shall provide for a liability policy covering the actions of the current directors, advisory directors and officers of Trans Adviser during the period they served as such by causing the liability policy carried by Trans Adviser at the Closing to be continued in full force and effect at the current coverage amount, or by obtaining a new policy providing comparable coverage.

         9.       COVENANTS OF TRANS ADVISER.

         Trans Adviser covenants to Countrywide Trust and the Successor Series as follows:

                  (i) Trans Adviser will use its best efforts and take all actions as may be necessary or advisable to effectuate the Reorganization, including the obtaining of any regulatory approvals, as may be required to be obtained by it.

                  (ii) Except as otherwise contemplated by this Agreement, Trans Adviser will use its best efforts to conduct the business of the Fund in the ordinary course until the consummation of the Reorganization.

                  (iii) The Fund will duly supplement its Prospectus in the manner prescribed by Rule 497(e) of the 1933 Act and all other applicable law and regulations.

         10.      BROKERAGE FEES AND EXPENSES.

                  (i) Trans Adviser represents and warrants to Countrywide Trust, and Countrywide Trust represents and warrants to Trans Adviser, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                  (ii)  Trans  Adviser  and  Countrywide   Trust  confirm  their
understanding that Countrywide Investments, Inc. will be responsible for all expenses in connection with the Reorganization.


         11.      TERMINATION.

         The Board of Directors of Trans Adviser may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior thereto, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Board, proceeding with the Reorganization would be inadvisable or if any of the conditions set forth in Sections 4 or 6 hereof have not been satisfied. In any event, the Board of Directors of Trans Adviser may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior thereto, notwithstanding approval thereof by shareholders of one or more Funds, if shareholders of any of the Funds who are parties to this Agreement do not approve this Agreement and Plan of Reorganization. The Board of Trustees of Countrywide Trust may terminate this Agreement and abandon the Reorganization contemplated hereby if any of the conditions set forth in Sections 5 or 6 hereof have not been satisfied. In the event of any such termination, there shall be no liability for damages on the part of either party to the other.

         12.      ENTIRE AGREEMENT.

         This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. This Agreement may not be amended without the consent in writing of both parties hereto. Furthermore, after approval of this Agreement by the shareholders of the Fund, no amendments may be made that materially adversely affect the interests of shareholders of the Fund unless such amendments are submitted for shareholder approval.

         13.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The representations and warranties made in this Agreement shall not survive the Closing.

         14.      FURTHER ASSURANCES.

         Trans Adviser and  Countrywide  Trust shall take such further action as
may  be  reasonably   necessary  or  desirable  and  proper  to  consummate  the transactions contemplated hereby.

         15.      GOVERNING LAW.

         This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law.

         16.      LIMITATION OF LIABILITY OF THE DIRECTORS/TRUSTEES AND
SHAREHOLDERS.

         Copies of the Articles of Amendment and Restatement of Trans Adviser and the Restated Agreement and Declaration of Trust of Countrywide Trust are on file with the Secretary of State of Maryland and The Commonwealth of
Massachusetts, respectively, and notice is hereby given that each such instrument is executed on behalf of the directors and trustees of Trans Adviser and Countrywide Trust, respectively, as directors and trustees, respectively, and not individually and that the obligations of each of Trans Adviser and Countrywide Trust pursuant to this Agreement and the other agreements contemplated hereby are not binding upon any of the directors, trustees or shareholders individually but binding only upon the assets and property of Trans Adviser and Countrywide Trust, respectively.

         17.       NOTICES.

         All notices, requests, demands and other communications required or permitted hereunder shall be in writing and deemed properly given if hand delivered or deposited in the U.S. mail, return receipt requested or certified, postage prepaid, or with an overnight delivery service, as follows:

         a.       if to Trans Adviser:

                  Trans Adviser Funds, Inc.
                  Two Portland Square
                  Portland, Maine 04101

                  Attention: Max Berueffy, Esq.

                  and required copies to:

                  Kramer, Levin, Naftalis & Frankel
                  919 Third Avenue
                  New York, New York  10022

                  Attention: Jules Buchwald, Esq.

                  Ballard Spahr Andrews & Ingersoll
                  1735 Market Street, 51st Floor
                  Philadelphia, Pennsylvania  19103-7599

                  Attention:  William H. Rheiner, Esq.

         b.       if to Countrywide Trust or Countrywide Fund Services, Inc.:

                  Countrywide Trust/Countrywide Fund Services, Inc. 312 Walnut Street, 21st Floor
                  Cincinnati, Ohio  45202

                  Attention:  John F. Splain, Esq.

                  and an additional copy to:

                  Kramer, Levin, Naftalis & Frankel
                  919 Third Avenue
                  New York, New York  10022

                  Attention:  Jules Buchwald, Esq.

or to such additional person or other address as Trans Advisers, Countrywide Trust or Countrywide Fund Services, Inc., respectively, shall furnish to the other in writing.

         IN WITNESS WHEREOF, each of Trans Adviser, Countrywide Trust and Countrywide Fund Services, Inc. have caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.

                                  Trans Adviser Funds, Inc., for itself and on behalf of the Funds

                                  By:
                                     ------------------------------------------
                                  Name:  Thomas A. Trantum
                                  Title: President
ATTEST:

By:
   -------------------
Name:  Max Berueffy
Title: Secretary
                                  Countrywide Investment Trust, for itself and
                                  on behalf of the Intermediate Bond Fund and
                                  the Money Market Fund


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------
ATTEST:


By:
   -------------------
Name:  John F. Splain
Title: Secretary

                                  Countrywide Strategic Trust, for itself and on behalf of the Growth/Value Fund and the Aggressive Growth Fund


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------
ATTEST:


By:
   -------------------
Name:  John F. Splain
Title: Secretary

                                  Countrywide Tax-Free Trust, for itself and on behalf of the Kentucky Tax-Free Fund



                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------
ATTEST:

By:
   -------------------
Name:  John F. Splain
Title: Secretary


                                        Countrywide Fund Services, Inc.

                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

ATTEST:

By:
   ---------------------------
Name:
Title:

SCHEDULE A


TRANS ADVISER FUNDS         CORRESPONDING SUCCESSOR SERIES OF COUNTRYWIDE TRUSTS
-------------------         ----------------------------------------------------

Growth/Value Fund           Growth/Value Fund
Aggressive Growth Fund      Aggressive Growth Fund
Intermediate Bond Fund      Intermediate Bond Fund
Kentucky Tax-Free Fund      Kentucky Tax-Free Fund
Money Market Fund           Money Market Fund

                            TRANS ADVISER FUNDS, INC.

                                GROWTH/VALUE FUND
               SPECIAL MEETING OF SHAREHOLDERS -- August 14, 1997

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE GROWTH/VALUE FUND SERIES OF TRANS ADVISER FUNDS, INC. HEREBY CONSTITUTES AND APPOINTS THOMAS A. TRANTUM AND JERRY E. BAKER, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANS ADVISER FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve an Agreement and Plan of Reorganization with respect to the Growth/Value Fund.

     FOR                           AGAINST                              ABSTAIN
     [ ]                             [ ]                                   [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

-----Detach card at perforation and mail in postage paid envelope provided------

                            TRANS ADVISER FUNDS, INC.

                                GROWTH/VALUE FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1.


                                             Please sign exactly as name appears
                                             on this card. When account is joint
                                             tenants,   all  should  sign.  When
                                             signing as  administrator,  trustee
                                             or guardian,  please give title. If
                                             a corporation or partnership,  sign
                                             in entity's  name and by authorized
                                             person.

                                             x
                                               ---------------------------------

                                             x
                                               ---------------------------------
                                             Dated:                       , 1997
                                                   -----------------------------

                            TRANS ADVISER FUNDS, INC.

                             AGGRESSIVE GROWTH FUND
               SPECIAL MEETING OF SHAREHOLDERS -- August 14, 1997

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE AGGRESSIVE GROWTH FUND SERIES OF TRANS ADVISER FUNDS, INC. HEREBY CONSTITUTES AND APPOINTS THOMAS A. TRANTUM AND JERRY E. BAKER, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANS ADVISER FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve an Agreement and Plan of Reorganization with respect to the Aggressive Growth Fund.

     FOR                           AGAINST                              ABSTAIN
     [ ]                             [ ]                                   [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

-----Detach card at perforation and mail in postage paid envelope provided------

                            TRANS ADVISER FUNDS, INC.

                             AGGRESSIVE GROWTH FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1.


                                             Please sign exactly as name appears
                                             on this card. When account is joint
                                             tenants,   all  should  sign.  When
                                             signing as  administrator,  trustee
                                             or guardian,  please give title. If
                                             a corporation or partnership,  sign
                                             in entity's  name and by authorized
                                             person.

                                             x
                                               ---------------------------------

                                             x
                                               ---------------------------------
                                             Dated:                       , 1997
                                                   -----------------------------

                            TRANS ADVISER FUNDS, INC.

                             INTERMEDIATE BOND FUND
               SPECIAL MEETING OF SHAREHOLDERS -- August 14, 1997

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE INTERMEDIATE BOND FUND SERIES OF TRANS ADVISER FUNDS, INC. HEREBY CONSTITUTES AND APPOINTS THOMAS A. TRANTUM AND JERRY E. BAKER, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANS ADVISER FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve an Agreement and Plan of Reorganization with respect to the Intermediate Bond Fund.

     FOR                           AGAINST                              ABSTAIN
     [ ]                             [ ]                                   [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

-----Detach card at perforation and mail in postage paid envelope provided------

                            TRANS ADVISER FUNDS, INC.

                             INTERMEDIATE BOND FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1.

                                             Please sign exactly as name appears
                                             on this card. When account is joint
                                             tenants,   all  should  sign.  When
                                             signing as  administrator,  trustee
                                             or guardian,  please give title. If
                                             a corporation or partnership,  sign
                                             in entity's  name and by authorized
                                             person.

                                             x
                                               ---------------------------------

                                             x
                                               ---------------------------------
                                             Dated:                       , 1997
                                                   -----------------------------

                            TRANS ADVISER FUNDS, INC.

                             KENTUCKY TAX-FREE FUND
               SPECIAL MEETING OF SHAREHOLDERS -- August 14, 1997

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE KENTUCKY TAX-FREE FUND SERIES OF TRANS ADVISER FUNDS, INC. HEREBY CONSTITUTES AND APPOINTS THOMAS A. TRANTUM AND JERRY E. BAKER, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANS ADVISER FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve an Agreement and Plan of Reorganization with respect to the Kentucky Tax-Free Fund.

     FOR                           AGAINST                              ABSTAIN
     [ ]                             [ ]                                   [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

-----Detach card at perforation and mail in postage paid envelope provided------

                            TRANS ADVISER FUNDS, INC.

                             KENTUCKY TAX-FREE FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1.


                                             Please sign exactly as name appears
                                             on this card. When account is joint
                                             tenants,   all  should  sign.  When
                                             signing as  administrator,  trustee
                                             or guardian,  please give title. If
                                             a corporation or partnership,  sign
                                             in entity's  name and by authorized
                                             person.

                                             x
                                               ---------------------------------

                                             x
                                               ---------------------------------
                                             Dated:                       , 1997
                                                   -----------------------------

                            TRANS ADVISER FUNDS, INC.

                                MONEY MARKET FUND
               SPECIAL MEETING OF SHAREHOLDERS -- August 14, 1997

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE MONEY MARKET FUND SERIES OF TRANS ADVISER FUNDS, INC. HEREBY CONSTITUTES AND APPOINTS THOMAS A. TRANTUM AND JERRY E. BAKER, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANS ADVISER FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve an Agreement and Plan of Reorganization with respect to the Money Market Fund.

     FOR                           AGAINST                              ABSTAIN
     [ ]                             [ ]                                   [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

-----Detach card at perforation and mail in postage paid envelope provided------

                            TRANS ADVISER FUNDS, INC.

                                MONEY MARKET FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1.

                                             Please sign exactly as name appears
                                             on this card. When account is joint
                                             tenants,   all  should  sign.  When
                                             signing as  administrator,  trustee
                                             or guardian,  please give title. If
                                             a corporation or partnership,  sign
                                             in entity's  name and by authorized
                                             person.

                                             x
                                               ---------------------------------

                                             x
                                               ---------------------------------
                                             Dated:                       , 1997
                                                   -----------------------------


                                      A-22